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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

AMENDMENT NO. 1 TO
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2007

EnerNOC, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33471	87-0698303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
75 Federal Street, Suite 300, Boston, Massachusetts		02110
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (617) 224-9900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

        On September 18, 2007, EnerNOC, Inc. (the "Company") filed a Current Report on Form 8-K dated September 12, 2007 (the "Report"), under Items 1.01, 2.01 and 3.02 thereto, with the Securities and Exchange Commission to report the completion of its acquisition of Mdenergy, LLC ("Mdenergy"), which Report excluded certain financial statements that were not available at the time of filing. This Amendment No. 1 to Current Report on Form 8-K amends Item 9.01 of the Report in its entirety to provide the required financial statements and pro forma financial information in connection with the acquisition of Mdenergy. Except as identified in the prior sentence, no other items included in the Report have been amended.

Item 9.01.    Financial Statements and Exhibits.

(a)
Financial Statements of the Business Acquired.

        Attached hereto as Exhibit 99.1 and incorporated by reference herein is the audited balance sheet of Mdenergy as of December 31, 2006 and the related statements of income, changes in members' deficit, and cash flows for the year then ended and the notes related thereto, together with the auditor's report thereon.

        Attached hereto as Exhibit 99.2 and incorporated by reference herein is the unaudited condensed balance sheet of Mdenergy as of June 30, 2007 and the related condensed statements of income, changes in members' equity (deficit), and cash flows for the six months ended June 30, 2007 and June 30, 2006 and the notes related thereto.

(b)
Pro Forma Financial Information.

        Attached hereto as Exhibit 99.3 and incorporated by reference herein is the unaudited pro forma combined condensed statement of operations of EnerNOC and Mdenergy for the year ended December 31, 2006 and the unaudited pro forma combined condensed statement of operations of EnerNOC and Mdenergy for the nine months ended September 30, 2007 and the notes related thereto.

(d)
Exhibits

        The exhibits listed in the accompanying Exhibit Index are filed as part of this Amendment No. 1 to Current Report on Form 8-K.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERNOC, INC.
Date: November 21, 2007	By:	/s/ Neal C. Isaacson
	Name:	Neal C. Isaacson
	Title:	Chief Financial Officer (Principal Financial Officer)

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited financial statements of Mdenergy, LLC for the year ended December 31, 2006.
99.2	Unaudited financial statements of Mdenergy, LLC for the six months ended June 30, 2007 and 2006.
99.3	Unaudited pro forma combined condensed financial information for EnerNOC, Inc. and Mdenergy, LLC.

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Explanatory Note
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX